UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2010, Joseph C. Hete, the President and Chief Executive Officer, Quint O. Turner, the Chief Financial Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc. (“ATSG”), gave a presentation at ATSG’s Annual Stockholders’ Meeting, at which they reviewed the Company’s financial results for 2009 and the first quarter of 2010, as well as the Company’s strategic focus for 2010. A copy of the presentation is enclosed herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 11, 2010, Air Transport Services Group, Inc. (“ATSG”) held its Annual Stockholders’ Meeting (the “Annual Meeting”). At the close of business on March 15, 2010, the voting record date, there were 63,408,566 ATSG common shares outstanding and entitled to vote. At the Annual Meeting, 51,597,813, or 81.37%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) Directors elected at the Annual Meeting for a three year term to expire at the 2013 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Withheld	Broker Non-Votes
James E. Bushman	38,301,744	566,016	12,730,053
Randy D. Rademacher	38,403,091	464,669	12,730,053
Jeffrey A. Dominick	38,450,367	417,393	12,730,053

Other directors whose term of office continued after the Annual Meeting:

James H. Carey

John D. Geary

J. Christopher Teets

Joseph C. Hete

Jeffrey J. Vorholt

(ii)	Re-approval of the business criteria under the ATSG Amended and Restated 2005 Long-Term Incentive Plan:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
32,341,789	6,277,923	248,048	12,730,053

(iii)	Ratification of the appointment of Deloitte & Touche LLP as the auditors of ATSG for fiscal year 2010:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
51,276,279	140,364	181,170	N/A

Item 7.01	Regulation FD Disclosure.

On May 11, 2010, Air Transport Services Group, Inc. issued a press release concerning the results of its Annual Stockholders’ Meeting, a copy of which is furnished herewith as Exhibit 99.2. Also, please see Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Presentation given by Joseph C. Hete, the President and Chief Executive Officer, Quint O. Turner, the Chief Financial Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc., at the Company’s Annual Stockholders’ Meeting on May 11, 2010.

99.2	Press release issued by Air Transport Services Group, Inc. on May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: May 12, 2010